MAINSTAY VP FUNDS TRUST

MainStay VP International Equity Portfolio

 Supplement dated June 30, 2011 (“Supplement”)
to the Prospectus for MainStay VP Funds Trust
dated May 1, 2011, as amended (“Prospectus”)

This Supplement updates certain information contained in the Prospectus with respect to MainStay VP International Equity Portfolio (the “Portfolio”). You may obtain copies of the Portfolio’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

Change of Subadvisor

Effective July 1, 2011, all references to MacKay Shields LLC, as subadvisor of the Portfolio, are hereby deleted and replaced with references to Madison Square Investors LLC (“Madison Square Investors”).  Mr. Edward Ramos will become an employee of Madison Square Investors and will remain the portfolio manager.

Madison Square Investors is located at 1180 Avenue of the Americas, New York, New York 10036. Madison Square Investors was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2010, Madison Square Investors managed approximately $11.4 billion in assets.

The Portfolio may experience a higher than usual portfolio turnover rate during the initial period of transition when securities held in the Portfolio’s portfolio are repositioned in connection with the change in portfolio management.

Additionally, the following changes are hereby made:

a.	The table in the section entitled “Management” is hereby deleted and replaced with the following:

Subadvisor	Portfolio Manager	Service Date
Madison Square Investors LLC	Edward Ramos, Senior Managing Director	Since May 2011

b.	The “Portfolio Manager Biographies” subsection is hereby revised to include the following:

Edward Ramos, CFA –Mr. Ramos is a Senior Managing Director at Madison Square Investors.  Mr. Ramos serves as portfolio manager for MainStay VP International Equity Portfolio.  Mr. Ramos joined New York Life Investments and MacKay Shields in May 2011 and Madison Square Investors in July 2011.  He has over 19 years of investment experience.  Prior to joining New York Life Investments and its affiliates, Mr. Ramos was with Morgan Stanley Investment Management from 2005 to 2010 where he was an Executive Director, Lead Portfolio Manager and Head of the Global Growth Team, focusing on international and global equities.  Mr. Ramos graduated from Lehigh University with a BS in Finance in 1989 and received his MBA from Columbia University Graduate School of Business in 1993.  He is a CFA charterholder.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

MAINSTAY VP FUNDS TRUST

MainStay VP International Equity Portfolio

Supplement dated June 30, 2011(“Supplement”)
to the Statement of Additional Information for MainStay VP Funds Trust
dated May 1, 2011 (“SAI”)

This Supplement updates certain information contained in the SAI with respect to MainStay VP International Equity Portfolio (the “Portfolio”).  You may obtain copies of the Portfolio’s Prospectus and SAI free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

Change of Subadvisor

Effective July 1, 2011, all references to MacKay Shields LLC, as subadvisor to the Portfolio, are hereby deleted and replaced with references to Madison Square Investors LLC (“Madison Square Investors”).  Mr. Edward Ramos will become an employee of Madison Square Investors and will remain the portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.